PROSPECTUS & APPLICATION

       INVESTMENT STRATEGY:         Templeton
              GLOBAL INCOME         Americas
                                    Government
                                    Securities Fund


---------------------------------------------------------
                                    AUGUST 1, 1997

                            [LOGO]


This prospectus describes Templeton Americas Government Securities Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

THE FUND MAY ENGAGE IN VARIOUS INVESTMENT TECHNIQUES (SUCH AS BORROWING MONEY FOR INVESTMENT PURPOSES AND INVESTING UP TO 15% OF ITS ASSETS IN ILLIQUID SECURITIES, INCLUDING UP TO 10% OF ITS ASSETS IN RESTRICTED SECURITIES) WHICH MAY INVOLVE SIGNIFICANT RISKS AND INCREASED FUND EXPENSES. YOU SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SUBSTANTIALLY ALL THE FUND'S ASSETS AT ANY ONE TIME MAY BE INVESTED IN NON-INVESTMENT GRADE DEBT INSTRUMENTS (I.E., JUNK BONDS) THAT INVOLVE GREATER RISKS, INCLUDING THE RISK OF DEFAULT, AND THAT ARE PREDOMINANTLY SPECULATIVE. YOU SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. THE FUND MAY NOT BE SUITABLE FOR ALL INVESTORS. PLEASE SEE "WHAT ARE THE FUND'S POTENTIAL RISKS?"


The Fund is a non-diversified series of Templeton Global Investment Trust (the "Trust"), an open-end management investment company.

The Trust has a Statement of Additional Information ("SAI") dated August 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at its address.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TEMPLETON AMERICAS
GOVERNMENT SECURITIES
FUND






--------------------------------------------------------------------------------

    THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


                                   TABLE OF CONTENTS
      TEMPLETON
      AMERICAS                     ABOUT THE FUND
      GOVERNMENT
      Securities Fund              Expense Summary............................                       2
      -----------------------
                                   Financial Highlights.......................                       3
      August 1, 1997
                                   How Does the Fund Invest Its Assets?.......                       3
      When reading this
      prospectus, you              What Are the Fund's Potential Risks?.......                      18
      will see certain terms
      beginning with capital       Who Manages the Fund?......................                      25
      letters. This means the
      term is explained in         How Does the Fund Measure Performance?.....                      27
      our glossary section.
                                   How Taxation Affects the Fund and Its Shareholders ..            28

                                   How Is the Trust Organized?................                      28

                                   ABOUT YOUR ACCOUNT

                                   How Do I Buy Shares?.......................                      29

                                   May I Exchange Shares for Shares of Another Fund?                35

                                   How Do I Sell Shares?......................                      38

                                   What Distributions Might I Receive From the Fund?                42

                                   Transaction Procedures and Special Requirements                  43

                                   Services to Help You Manage Your Account...                      48

                                   What If I Have Questions About My Account?.                      50

                                   GLOSSARY

                                   Useful Terms and Definitions...............                      51


                                   APPENDIX

                                   Corporate Bond Ratings.....................                      54



       700 Central Avenue
       P.O. Box 33030
       St. Petersburg, FL
       33733-8030
       1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses, after fee waivers and expense limitations, for the fiscal year ended March 31, 1997. The Fund's actual expenses may vary.


A. SHAREHOLDER TRANSACTION EXPENSES(+)

Maximum Sales Charge Imposed on Purchases
  (as a percentage   of Offering Price)                    4.25%(++)
Deferred Sales Charge                                      NONE (+++)
Exchange Fee (per transaction)                             $5.00*

B. ANNUAL FUND OPERATING EXPENSES (AS A
   PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees (after fee waiver)                         0.00%**
Rule 12b-1 Fees                                            0.35%***
Other Expenses (after fee waiver and expense
  reimbursement)                                           0.90%**
                                                           ----
Total Fund Operating Expenses (after fee waiver
 and expense reimbursement)                                1.25%**
                                                           -----
C. EXAMPLE




    Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.



      ONE YEAR     THREE YEARS     FIVE YEARS    TEN YEARS

      ------------ -------------- -------------- ------------

       $55****        $    80       $   108         $   187


THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.


(+)IF YOUR TRANSACTION IS PROCESSED THROUGH YOUR SECURITIES DEALER, YOU MAY BE CHARGED A FEE BY YOUR SECURITIES DEALER FOR THIS SERVICE.

(++)THERE IS NO FRONT-END SALES CHARGE IF YOU INVEST $1 MILLION OR MORE.

(+++)A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY APPLY TO PURCHASES OF $1 MILLION OR MORE IF YOU SELL THE SHARES WITHIN ONE YEAR. A CONTINGENT DEFERRED SALES CHARGE MAY ALSO APPLY TO PURCHASES BY CERTAIN RETIREMENT PLANS THAT QUALIFY TO BUY SHARES WITHOUT A FRONT-END SALES CHARGE. SEE "HOW DO I SELL SHARES? -- CONTINGENT DEFERRED SALES CHARGE" FOR DETAILS.


*$5.00 FEE IS ONLY FOR MARKET TIMERS. WE PROCESS ALL OTHER EXCHANGES WITHOUT A FEE.


**FOR THE PERIOD SHOWN, INVESTMENT COUNSEL AND FT SERVICES HAD AGREED IN ADVANCE TO WAIVE THEIR RESPECTIVE MANAGEMENT AND ADMINISTRATION FEES AND TO MAKE CERTAIN PAYMENTS TO REDUCE THE FUND'S EXPENSES. WITHOUT THIS REDUCTION, MANAGEMENT FEES WOULD HAVE BEEN 0.60%, OTHER EXPENSES WOULD HAVE BEEN 1.84% AND TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 2.79%. AFTER JULY 31, 1998, THIS ARRANGEMENT MAY END AT ANY TIME UPON NOTICE TO THE BOARD.


***THE COMBINATION OF FRONT-END SALES CHARGES AND RULE 12B-1 FEES COULD CAUSE LONG-TERM SHAREHOLDERS TO PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE NASD'S RULES.

****ASSUMES A CONTINGENT DEFERRED SALES CHARGE WILL NOT APPLY.

FINANCIAL HIGHLIGHTS


This table summarizes the Fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors. Their audit report covering each of the three years since the Fund's commencement of operations on June 27, 1994, appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.





YEAR ENDED MARCH 31                                         1997           1996            1995(1)
-------------------------------------------------------- -------------- --------------- ----------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the
  period)
Net Asset Value, beginning of period                     $   10.20      $    9.59       $  10.00
                                                         ---------      ---------       --------
Income from investment operations:
  Net investment income                                        .74            .75            .30
  Net realized and unrealized gain (loss)                      .85            .71           (.43)
                                                         ---------      ---------       --------
Total from investment operations                              1.59           1.46           (.13)
                                                         ---------      ---------       --------
Distributions:
  Dividends from net investment income                        (.77)          (.69)          (.28)
  Distributions from net realized gains                       (.38)          (.16)           --
                                                         ---------      ---------       -------
Total distributions                                          (1.15)          (.85)          (.28)
                                                         ---------      ---------       --------
Change in net asset value                                      .44            .61           (.41)
                                                         ---------      ---------       --------
Net asset value, end of period                           $   10.64      $   10.20       $   9.59
                                                         =========      =========       ========
TOTAL RETURN(2)                                              16.23%         15.49%         (1.33)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                          $  5,627       $  3,540        $ 2,826
Ratio of expenses to average net assets                       2.79%          4.98%          6.49%(3)
Ratio of expenses, net of reimbursement, to
  average net assets                                          1.25%          1.25%          1.25%(3)
Ratio of net investment income to average
  net assets                                                  7.16%          7.47%          5.07%(3)
Portfolio turnover rate                                     275.02%        163.57%           --




(1)FOR THE PERIOD JUNE 27, 1994 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1995.

(2)TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.

(3)ANNUALIZED.


HOW DOES THE FUND INVEST ITS ASSETS?


THE FUND'S INVESTMENT OBJECTIVES

The primary investment objective of the Fund is a high level of current income. Total return is a secondary objective. The Fund seeks to achieve its objectives by investing at least 65% of its total assets in debt securities issued or guaranteed by governments, government agencies, political subdivisions, and other government entities ("Government Entities") of countries located in the Western Hemisphere (i.e., North, South and Central America and the surrounding waters). The Fund's investment objectives and the investment restrictions set forth under "Investment Restrictions" in the SAI are fundamental and may not be changed without shareholder approval. All other investment policies and practices described in this prospectus are not fundamental, and may be changed by the Board without shareholder approval. There can be no assurance that the Fund's investment objectives will be achieved.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

Investment Counsel and Advisers will actively manage the Fund's assets in response to market, political and general economic conditions, and will seek to adjust the Fund's investments based on their perception of which investments would best enable the Fund to achieve its investment objectives. In their analysis, Investment Counsel and Advisers will consider various factors, including their views regarding interest and currency exchange rate changes and credit risks. Such professional investment management may be attractive to investors, particularly individuals, who lack the time, information, capability or inclination to effect such an investment strategy directly.

The Fund's investments in debt obligations of Government Entities will consist of (i) fixed income or floating rate bonds, notes, bills and debentures issued or guaranteed by governments, governmental agencies or instrumentalities, or government owned, controlled or sponsored entities (including central banks located in the Western Hemisphere), including warrants for any such obligations, and (ii) debt obligations issued by entities organized and operated for the purpose of restructuring the investment characteristics of securities issued by any of the entities described above, including indexed or currency-linked securities. Such obligations may be issued in either registered or bearer form. Many of these securities are trading at substantial discounts to their par value and it is expected that initially a significant portion of the Fund's assets will be invested in securities purchased at a discount to par value. Such securities involve special tax considerations which may adversely affect the Fund. See "What Are the Fund's Potential Risks? -- Tax Considerations."

The Fund may invest up to 35% of its total assets in securities of corporations and financial institutions in countries located in the Western Hemisphere, including corporate and commercial obligations such as medium-term notes and commercial paper, which may be indexed to foreign currency exchange rates. Indexed notes and commercial paper typically provide that the principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies during the period the obligation is outstanding, depending on the terms of the specific security. In selecting the two currencies, Investment Counsel will consider the correlation and relative yields of various currencies. The Fund will purchase an indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will vary (i.e., increase or decrease) in response to the change (if any) in the exchange rate between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable the Fund to hedge the currency in which the obligation is denominated (or to effect cross-hedges against other currencies) against a decline in the U.S. dollar value of investments denominated in foreign currencies while generating interest income on the obligation. Indexed notes, however, involve the risk of loss (i.e., reduced principal payable on the note) in the event that exchange rate movements are not accurately predicted. Such obligations may be deemed liquid investments if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's Net Asset Value per share; otherwise, they will be deemed illiquid investments subject to the restrictions set forth in the SAI under "Investment Restrictions."


The Fund may invest in securities denominated in or indexed to the currency of one country in the Western Hemisphere although issued by a governmental entity, corporation or financial institution of another such country. For example, the Fund may invest in a Mexican peso denominated obligation issued by a U.S. corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

The Fund also may invest in participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables. These investments are described more fully below under "Mortgage-Backed and Asset-Backed Securities." Because of liquidity and valuation concerns relating to investments in certain derivative mortgage-backed securities, investments in such securities will be restricted as discussed below under "Derivative Mortgage-Backed Securities."


The Fund may invest a portion of its assets in debt instruments issued by Western Hemisphere companies engaged in the financial services industry, including banks, thrift institutions, insurance companies, securities firms and holding companies of any of the foregoing. Such investments may include CDs, time deposits, bankers' acceptances, and other obligations issued by such entities, as well as repurchase agreements entered into with such entities.

The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Investments in debt securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations such as S&P and Moody's or in unrated securities of comparable quality involve special risks which are described more fully below under "What Are the Fund's Potential Risks? -- High-Risk Debt Securities." See the Appendix for a description of the various bond rating categories.

The Fund does not emphasize short-term trading profits and usually expects to have an annual portfolio turnover rate generally not exceeding 300%. The Fund's portfolio turnover rate for the fiscal year ended March 31, 1997 was 275.02%. As a result of its sensitivity to U.S. Treasury price movements, the emerging market debt of the Latin American countries in which the Fund is invested experienced rate volatility during this period. Investment Counsel responded to this volatility by adjusting the overall duration of the Fund's portfolio which resulted in a high turnover rate. High portfolio turnover increases transaction costs and may increase the amount of the Fund's short-term capital gain, which is taxed as ordinary income when distributed to shareholders. See "Additional Information on Distributions and Taxes" in the SAI.

When Investment Counsel believes that market conditions warrant, the Fund may adopt a temporary defensive position and may invest up to 100% of its total assets in the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by Investment Counsel; obligations (including CDs, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities. When deemed appropriate by Investment Counsel, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.

BRADY BONDS. The Fund may invest a portion of its assets in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries to date including Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, Croatia, the Dominican Republic, Ecuador, Ivory Coast, Jordan, the former Yugoslav Republic of Macedonia, Mexico, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Slovenia, Uruguay, Venezuela and Vietnam (collectively, the "Brady Countries"). In addition, some countries have reached an agreement in principle to restructure their bank debt according to a Brady Plan and other countries are expected to negotiate similar restructurings in the future. In some cases countries have restructured or are planning to restructure their external bank debt into new loans or promissory notes.

Many of the Brady Bonds have been issued relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they have been actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.


Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of Venezuelan Brady Bonds and Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.


In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are generally considered speculative. In addition, many Brady Bonds currently are rated below investment grade.

OTHER DEBT SECURITIES OF GOVERNMENT ENTITIES. In addition to Brady Bonds, the Fund may invest in debt obligations of Government Entities, including, but not limited to, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt such as Mexican Treasury Bills known as Certificados de Tesoreria ("CETES"), Argentine Bonos del Tesoro ("BOTE") and Bonos de Inversion y Crecimiento-Quinta Serie ("BIC V"), and Venezuelan zero coupon notes.


STRUCTURED INVESTMENTS. Included among the issuers of Western Hemisphere debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities. See "Borrowing."


Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. The Fund's investment in these structured investments may be limited by investment restrictions contained in the SAI. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fund may invest without limit in mortgage-backed securities issued or guaranteed by Government Entities, and may invest up to 35% of its total assets in privately issued mortgage-backed and asset-backed securities. Mortgage-backed securities are securities that directly or indirectly represent an interest in, or are backed by and payable from, mortgage loans secured by real property. Asset-backed securities generally consist of structures similar to mortgage-backed securities, except that the underlying asset pools are comprised of other types of financial assets such as credit card, automobile or other types of receivables and commercial loans. Mortgage-backed and asset-backed securities are issued in structured financing wherein the sponsor securitizes the underlying mortgage loans or financial assets in order to liquify the underlying assets or to achieve certain other financial goals. The special considerations and risks inherent in investments in mortgage-backed and asset-backed securities are discussed more fully below.

The mortgage-backed securities in which the Fund may invest will primarily be guaranteed by the Government National Mortgage Association ("GNMA") or issued by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Certain of the asset-backed securities in which the Fund will invest may be guaranteed by the Small Business Administration ("SBA") or issued in programs originated by the Resolution Trust Corporation ("RTC"). GNMA, FNMA, FHLMC, SBA and RTC are agencies or instrumentalities of the U.S.


Certain of the mortgage-backed and asset-backed securities in which the Fund may invest will be issued by private issuers. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, mortgage bankers, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of any of the above. Securities issued by private issuers may be subject to certain types of credit enhancements issued in respect of those securities. Such credit enhancements may include insurance policies, bank letters of credit, guarantees by third parties or protections afforded by the structure of a particular transaction (e.g., the use of reserve funds, over-collateralization or the issuance of subordinated securities as protection for more senior securities being purchased by the
Fund). In purchasing securities for the Fund, Investment Counsel and Advisers will take into account not only the creditworthiness of the issuer of the securities but also the creditworthiness of the provider of any external credit enhancement of the securities.


The Fund may invest in pass-through mortgage-backed securities that represent ownership interests in a pool of mortgages on single-family or multi-family residences. Such securities represent interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government, one of its agencies or instrumentalities or by private guarantors. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that "pass-through" the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Fund may also invest in collateralized mortgage obligations ("CMOs") which are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

The yield characteristics of mortgage-backed and asset-backed securities differ from traditional corporate debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities. However, during any particular period, the predominant factors affecting prepayment rates on mortgage-backed and asset-backed securities may be different. Mortgage-backed and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

The Fund's yield will also be affected by the yields on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.


DERIVATIVE MORTGAGE-BACKED SECURITIES. The Fund may invest up to 25% of its total assets in various derivative mortgage-backed securities, which are synthetic securities designed to be highly sensitive to certain types of interest rate and principal prepayment scenarios. Investment Counsel and Advisers will seek to manage these risks (and potential benefits) by investing in a variety of such securities and may seek to hedge such investments with the use of financial futures contracts. See below under "Futures Contracts." These derivative securities primarily consist of some form of stripped mortgage-backed securities ("SMBS") that commonly involve different classes of securities that receive disproportionate amounts of the interest and principal distributions on a pool of mortgage assets.


SMBSs are typically issued by the same types of issuers as are mortgage-backed securities. The structure of SMBSs, however, is different. A common variety of SMBS involves a class (the principal-only or PO class) that receives some of the interest and most of the principal from the underlying assets, while the other class (the interest-only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives only interest, while the PO class receives only principal. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs which represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of these types of IOs to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. The impact of IOs on the Fund's portfolio may be offset to some degree by investments in mortgage-backed securities and inverse floaters (floating rate securities the interest rate of which is adjusted up or down inversely to changes in a specified index). As interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on the Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the fixed rate securities. Under certain interest rate scenarios, the Fund may decide to retain investments in IOs or inverse floaters yielding less than prevailing interest rates in order to avoid capital losses on the sale of such investments.

The Fund may also combine IOs and IO-related derivative mortgage products with LIBOR-based inverse floaters (LIBOR being the London interbank offered rate). A LIBOR-based inverse floater is a floating rate security the interest rate of which is adjusted up or down inversely to changes in LIBOR; as LIBOR decreases, the interest rate paid by the inverse floater would increase, and vice versa. Depending on the amount of leverage built into the inverse floater, the yield could vary in excess of the change in LIBOR because of the leverage built into the inverse floater formula. The yield on an inverse floater varies inversely with interest rates because as LIBOR decreases, the interest payable on the inverse floater increases. The converse is true, of course, when LIBOR increases. When an inverse floater is combined with an IO or IO-type derivative product, the result is a synthetic security that tends to provide a somewhat less volatile yield over a wide range of interest rate and prepayment rate scenarios.


New types of mortgage-backed and asset-backed securities, derivative securities and hedging instruments are developed and marketed from time to time. Consistent with its investment objectives, policies and restrictions, the Fund may, upon disclosure to shareholders, invest in such new types of securities and instruments that Investment Counsel and/or Advisers believe may assist the Fund in achieving its investment objectives.

The staff of the SEC has taken the position (which has been adopted as an investment policy of the Fund) that the determination of whether a particular U.S. government issued IO or PO that is backed by fixed-rate mortgages is liquid may be made by Investment Counsel or Advisers under guidelines and standards established by the Trust's Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's Net Asset Value per share. The SEC's staff also has taken the position that all other IOs and POs are illiquid securities which are subject to the Fund's limitation on investments in illiquid securities, as set forth in the SAI under "Investment Restrictions."


OTHER INVESTMENT POLICIES OF THE FUND


The Fund is also authorized to use the various securities and investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund will invest and may not be available for extensive use in the future.

BORROWING. The Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


LOANS OF PORTFOLIO SECURITIES. The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of the Fund's total assets to generate income for the purpose of offsetting operating expenses. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.


REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, the Fund may enter into repurchase agreements with U.S. banks and broker-dealers. Under a repurchase agreement, the Fund acquires a security from a U.S. bank or a registered broker-dealer and simultaneously agrees to resell the security back to the bank or broker-dealer at a specified time and price. The repurchase price is in excess of the original purchase price paid by the Fund by an amount which reflects an agreed-upon rate of return and which is not tied to any coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the bank or broker-dealer should default on its obligation to repurchase the underlying security, the Fund may experience a delay or difficulties in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its total assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at then-current market prices and may have to dispose of such securities over extended periods of time. The Fund may also invest in securities that are sold (i) in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such restricted securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. The Fund will limit its investment in restricted securities other than Rule 144A securities to 10% of its total assets, and will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets. Restricted securities, other than Rule 144A securities determined by the Board to be liquid, are considered to be illiquid and are subject to the Fund's limitation on investment in illiquid securities.

OPTIONS ON SECURITIES OR INDICES. The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.


The Fund may write a call or put option only if the option is "covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.


The Fund will generally enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when Investment Counsel believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." The Fund has no specific limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objectives and policies, except that the Fund will not enter into a forward contract if the amount of assets set aside to cover forward contracts would impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.


The Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS. For hedging purposes only, the Fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.


When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "How Do the Funds Invest Their Assets? -- Futures Contracts" in the SAI.


WHAT ARE THE FUND'S POTENTIAL RISKS?


You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objectives will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors, which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of the Fund will fluctuate with movements in the broader equity and bond markets. Changes in the prevailing rates of interest in any of the countries in which the Fund is invested will likely affect the value of the Fund's holdings and thus the value of the shares of the Fund. Increased rates of interest which frequently accompany inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. In addition, changes in currency valuations will impact the price of the shares of the Fund. History reflects both increases and decreases in interest rates in individual countries and throughout the world, and in currency valuations, and these may reoccur unpredictably in the future. Additionally, investment decisions made by Investment Counsel will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.


FOREIGN CURRENCY EXCHANGE. Since the Fund is authorized to invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates relative to the U.S. dollar will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will also affect the Fund's yield on assets denominated in currencies other than the U.S. dollar.

SOVEREIGN DEBT. The debt obligations ("sovereign debt") issued or guaranteed by Latin American governmental entities in which the Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to high risk, low rated securities (i.e., junk bonds, as discussed below) and are subject to many of the same risks as such securities. Similarly, the Fund may have difficulty disposing of certain sovereign debt obligations because there may be a thin trading market for such securities.

Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. A Government Entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the Government Entity's dependence on expected disbursements from third parties, the Government Entity's policy toward the International Monetary Fund and the political constraints to which a Government Entity may be subject. Government Entities may default on their sovereign debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to Government Entities.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Government obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.


FOREIGN INVESTMENTS. The Fund has the right to purchase securities in any foreign country, developed or developing. You should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, political or social instability or diplomatic developments which could affect investment in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.


In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. As an open-end investment company, the Fund is limited in the extent to which it may invest in illiquid securities. See "Investment Restrictions" in the SAI.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitation also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

HIGH-RISK DEBT SECURITIES. The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Although they may offer higher yields than do higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses seeking recovery.


Based upon the monthly weighted average ratings of debt securities held during the Fund's most recent fiscal year, the Fund had 83.7% of its total assets invested in debt securities that received a rating from Moody's and/or S&P, and 8.1% of its total assets invested in debt securities that were not so rated. The Fund had the following percentages of its total assets invested in rated securities: AAA and/or Aaa: 37.2%, BBB and/or Baa: 1.3%, BB and/or Ba: 38.2%, and B: 7.0%. Included under the 8.1% unrated category are securities that have been determined by Investment Counsel to be comparable to securities rated BB and/or Ba or below.

TAX CONSIDERATIONS. The Fund may accrue and report interest income on debt securities, such as zero coupon bonds, pay-in-kind securities or debt securities issued or acquired at a discount, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and to generally be relieved of federal tax liabilities, the Fund must distribute all of its net income and gains to shareholders (see "How Taxation Affects the Fund and Its Shareholders") generally on an annual basis. The Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.


If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of the Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies and in making tax-related computations. Thus, if the Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties). See "Additional Information on Distribution and Taxes" in the SAI.


LEVERAGE. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. The use of leverage will significantly increase the Fund's investment risk.

FUTURES CONTRACTS AND RELATED Options. Option and foreign currency exchange transactions and futures contracts are commonly referred to as derivative instruments. Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures or options contracts is further dependent on Investment Counsel's ability to correctly predict movements in the securities or foreign currency markets, and no assurance can be given that its judgment will be correct. Successful use of options on securities or indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.


NON-DIVERSIFIED STATUS. The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "How Taxation Affects the Fund and Its Shareholders." To so qualify, among other requirements, the Fund will limit its investments so that, in general, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. government securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, and may be more susceptible to any single economic, political or regulatory occurrence, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

There are further risk factors, including risks associated with mortgage-backed securities (particularly derivative mortgage-backed securities) and illiquid and restricted securities, which are described under "How Does the Fund Invest Its Assets? -- Types of Securities in which the Fund May Invest" in this prospectus, and possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described under "What Are the Funds' Potential Risks?" in the SAI.


WHO MANAGES THE FUND? THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.


INVESTMENT MANAGER. Investment Counsel manages the Fund's assets and makes its investment decisions. Investment Counsel also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.
Together, Investment Counsel and its affiliates manage over $199 billion in assets. The Templeton organization has been investing globally since 1940. Investment Counsel and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Poland, Russia, Singapore, South Africa, Taiwan, United Kingdom, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Under an agreement with Investment Counsel, Advisers is the sub-advisor of the Fund. Advisers provides Investment Counsel with investment advisory assistance and portfolio management advice with regard to the Fund's investments in securities of U.S. issuers. Adviser's activities are subject to the Board's review and control, as well as Investment Counsel's instruction and supervision.

PORTFOLIO MANAGEMENT. The portfolio management responsibilities for the Fund since 1996 are performed by a team consisting of Alexander C. Calvo, Thomas J. Dickson and Cynthia A. New. Mr. Calvo is currently an analyst for a division of Investment Counsel. He holds a BA in political science from Binghamton University and an MA in international affairs from The Fletcher School of Law and Diplomacy at Tufts University. He also has completed coursework toward a Ph.D. in economics at Boston University. Prior to joining the Templeton organization in 1995, Mr. Calvo was an account executive with Fleishman-Hillard, where he served as a consultant to firms investing in Latin America; and previously was a research analyst with Zeta Investments.

Mr. Dickson is currently a portfolio manager for several Franklin Templeton mutual funds. He holds a BS in managerial economics from the University of California at Davis. Prior to joining the Templeton organization in 1994, Mr. Dickson worked as a fixed-income analyst and trader for Advisers. Mr. Dickson's current research responsibilities include Australia, Canada, Japan, New Zealand and the U.S., as well as non-dollar money market and currency analysis.

Ms. New is currently a portfolio manager for a division of Investment Counsel. She holds a BS in accounting from the University of Florida and an MBA from the University of Central Florida. Ms. New is also a certified public accountant and, prior to joining the Templeton organization in 1993, she was an auditor with the accounting firm of Deloitte and Touche. Upon joining the division, she was responsible for sovereign and corporate credit analysis for emerging market securities. Ms. New's current research responsibilities include Italy, Spain, Sweden and Denmark, as well as South Africa in the emerging markets.

MANAGEMENT Fees. During the fiscal year ended March 31, 1997, management fees, before any advance waiver, totaled 0.60% of the average daily net assets of the Fund. Total operating expenses, before any advance waiver, were 2.79% of the average daily net assets of the Fund. Under an agreement by Investment Counsel to waive its fees, the Fund paid no (0.00%) management fees and the Fund paid total operating expenses of 1.25%. After July 31, 1998, this arrangement may end at any time upon notice to the Board.

During the same period, sub-advisory fees, before any advance waiver, totaled 0.25% of the average daily net assets of the Fund. Investment Counsel paid Advisers no (0.00%) sub-advisory fees. This sub-advisory fee is not a separate expense of the Fund but would have been paid by Investment Counsel if it had received management fees from the Fund.

PORTFOLIO TRANSACTIONS. Investment Counsel tries to obtain the best execution on all transactions. If Investment Counsel believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the Fund. Prior to that date, Templeton Global Investors, Inc. provided the same services to the Fund. During the fiscal year ended March 31, 1997, administration fees, before any advance waiver, totaled 0.15% of the average daily net assets of the Fund. Under an agreement by the administrators to waive their fees, the Fund paid no (0.00%) administration fees. Please see "Investment Management and Other Services" in the SAI for more information.


THE RULE 12B-1 PLAN


The Fund has a distribution plan or "Rule 12b-1 Plan" under which it may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the Fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.


Payments by the Fund under the plan may not exceed 0.35% per year of the Fund's average daily net assets. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. As of March 31, 1997, expenses under the plan that may be reimbursable in future quarters or years totaled $4,901, or 0.09% of the Fund's net assets. During the first year after certain purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase. For more information, please see "The Funds' Underwriter" in the SAI.


HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by the Fund. The current distribution rate shows the dividends or distributions paid to shareholders by the Fund. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The Fund's investment results will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Do the Funds Measure Performance?" in the SAI.


HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains, which generally will be taxable income or capital gains in their hands. Distributions declared in October, November or December to shareholders of record on a date in such month and paid during the following January will be treated as having been received by shareholders on December 31 in the year such distributions were declared. The Fund will inform shareholders each year of the amount and nature of such income or gains. Sales or other dispositions of Fund shares generally will give rise to taxable gain or loss.


HOW IS THE TRUST ORGANIZED?


The Fund is a non-diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust on December 21, 1993, and is registered with the SEC. Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes. Additional series and classes of shares may be offered in the future.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of July 2, 1997, Templeton Global Investors, Inc., owned of record and beneficially more than 25% of the outstanding shares of the Fund.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check.


                                                       MINIMUM
                                                    INVESTMENTS*

------------------------------------------------- ------------------

To Open Your Account......................              $ 100
To Add to Your
  Account.................................              $  25


*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

SALES CHARGE REDUCTIONS AND WAIVERS

    If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

QUANTITY DISCOUNTS. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.



                                                      TOTAL SALES CHARGE                    AMOUNT PAID
                                                      AS A PERCENTAGE OF                  TO DEALER AS A
                                              -----------------------------------------
AMOUNT OF PURCHASE                                OFFERING            NET AMOUNT           PERCENTAGE OF
AT OFFERING PRICE                                   PRICE              INVESTED           OFFERING PRICE
--------------------------------------------- -------------------- -------------------- ------------------------


Under $100,000.........................               4.25%                4.44%                 4.00%
$100,000 but less than $250,000........               3.50%                3.63%                 3.25%
$250,000 but less than $500,000........               2.75%                2.83%                 2.50%
$500,000 but less than
  $1,000,000...........................               2.15%                2.20%                 2.00%
$1,000,000 or more*....................              None                 None                   None



*If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.


CUMULATIVE QUANTITY DISCOUNTS. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.


LETTER OF INTENT. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.

BY  COMPLETING  THE  LETTER OF INTENT
SECTION     OF    THE     SHAREHOLDER
APPLICATION,   YOU   ACKNOWLEDGE  AND
AGREE TO THE FOLLOWING:


o You authorize Distributors to reserve 5% of your total intended purchase in Fund shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.


Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.


If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? -- Letter of Intent" in the SAI or call

Shareholder Services.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Fund shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:


o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o   Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o   Agrees  to  arrange  for  payroll

deduction or other bulk transmission of investments to the Fund, and


o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


SALES CHARGE WAIVERS. The Fund's front-end sales charge and Contingent Deferred Sales Charge do not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) the distributions may be from either Class I or Class II shares of a fund.

The Fund's sales charges do not apply if you are buying shares with money from the following sources:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.


2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds.


3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.


4. Redemptions from any Franklin Templeton Fund if you:


o Originally paid a sales charge on the shares,

o Reinvest the money within 365 days of the redemption date, and

o Reinvest the money in the SAME CLASS of shares.


    An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

    If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.


The Fund's sales charges also do not apply to purchases by:

5. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

6. Group annuity separate accounts offered to retirement plans.

7. Chilean retirement plans that meet the requirements described under "Retirement Plans" below.

8. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


9.  Broker-dealers,   registered  investment  advisors  or  certified  financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs.

10. Registered Securities Dealers and their affiliates, for their investment accounts only.

11. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer.

12. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

13. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer.

14. Accounts managed by the Franklin Templeton Group.

15. Certain unit investment trusts and their holders reinvesting distributions from the trusts.

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPs, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases" above. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? -- Contingent Deferred Sales Charge" for details.

Any retirement plan that does not meet the requirements to buy shares without a front-end sales charge and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum sales charge of 4% of the Offering Price, 3.2% of which will be retained by Securities Dealers.

HOW DO I BUY SHARES IN CONNECTION
WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.


OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1.  Purchases of $1 million or more --
up to 0.75% of the amount invested.

2. Purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers -- Retirement Plans" above -- up to 1% of the amount invested. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge will not apply to the account if the Securities Dealer chooses to receive a payment of 0.25% or less or if no payment is made.

3. Purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs -- up to 0.25% of the amount invested.

4. Purchases by Chilean retirement plans -- up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 4 above or a payment of up to 1% for investments described in paragraph 2 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? -- OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

METHOD                                STEPS TO FOLLOW

---------------------- -------------------------------------------------------

BY MAIL                1.  Send us written instructions signed by
                           all account owners

                       2. Include any outstanding share certificates for the shares you want to exchange.

---------------------- -------------------------------------------------------

BY PHONE                Call Shareholder Services or TeleFACTS(R)
                           If you do not want the ability to
                           exchange by phone to apply to your account, account, please let us know.


---------------------- -------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
---------------------- -------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.


CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see that section under "How Do I Sell Shares?"


EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:


o You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request,
    (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Advisor Class" or "Class Z" shares. Because the Fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Fund shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for shares of the Fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.


METHOD                               STEPS TO FOLLOW

---------------------- -------------------------------------------------------

BY MAIL                  1.  Send us  written  instructions
                             signed by all  account  owners.  If you
                             would  like  your  redemption  proceeds
                             wired   to   a   bank   account,   your
                             instructions should include:

                             o The name, address and telephone number of the bank where you want the proceeds sent

                             o    Your bank account number

                             o    The Federal Reserve ABA routing number

                             o    If you are using a savings and loan or
                                  credit union, the name of the corresponding bank and the account number


                          2. Include any outstanding share certificates for the shares you are selling.


                          3.  Provide a signature guarantee if required.

                          4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have have additional other requirements.


---------------------- -------------------------------------------------------

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above. Telephone requests will be accepted:

                          o   If the request is $50,000 or less.
                              Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                          o   If  there  are  no  share  certificates
                              issued  for the shares you want to sell
                              or you have  already  returned  them to
                              the Fund.

                          o   Unless you are selling shares in a Trust
                              Company retirement plan account.

                          o   Unless the address on your  account was
                              changed  by  phone  within  the last 15
                              days.

                                  If you do not  want the  ability  to
                                  redeem   by  phone  to  apply  to  your
                                  account, please let us know.

---------------------- --------------------------------------------------------
THROUGH YOUR DEALER        Call your investment representative
--------------------- ---------------------------------------------------------


We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS


To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless thE distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.


CONTINGENT DEFERRED SALES CHARGE


If you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.


Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:


 Exchanges
 Account feeso    Exchanges

o   Account fees

o   Sales of shares purchased pursuant to a sales charge waiver

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, as described under "How Do I Buy Shares? -- Other Payments to Securities Dealers"

o Redemptions by the Fund when an account falls below the minimum required account size

o   Redemptions following the death of the shareholder or beneficial owner

o Redemptions  through a systematic  withdrawal  plan set up before  February 1,
1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o   Tax-free returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o   Participant   initiated   distributions   from  employee  benefit  plans  or
    participant initiated exchanges among investment choices in employee benefit plans


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?


The Fund intends to pay a monthly dividend representing substantially all of its net investment income and to distribute at least annually any net realized capital gains.


Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.


If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:


1. BUY ADDITIONAL SHARES OF THE FUND -- You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, dividend distributions, or both. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS -- You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH -- You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS


SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED


The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price of the Fund in many newspapers.

To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

 Your name,
 The Fund's name,
 A description of the request,

For exchanges, the name of the fund you're exchanging into, Your account number,

o   Your name,

o   The Fund's name,

o   A description of the request,

o   For exchanges, the name of the fund you are exchanging into,

o   Your account number,

o   The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.


SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:


1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.


Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.


When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by phone, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.


ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS


When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, ALL owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.


GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.


TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.


REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.


TYPE OF ACCOUNT                   DOCUMENTS REQUIRED

--------------------- --------------------------------------------------------
CORPORATION                       Corporate Resolution
--------------------- ---------------------------------------------------------

PARTNERSHIP                       1. The pages from the partnership agreement
                                     that identify the general partners, or

                                  2. A certification for a partnership
fica                                 agreement


--------------------- ---------------------------------------------------------

TRUST                             1. The pages from the trust document that
                                     identify the trustees, or

                                  2. A certification for trust

--------------------- ---------------------------------------------------------

2.    A
STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have let us know that you do not want telephone privileges to apply to your account.


TAX IDENTIFICATION NUMBER


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.


We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT


AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? -- Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;


o exchange shares between identically registered Franklin accounts; and


o request duplicate statements and deposit slips for Franklin accounts.


You will need the Fund's code number to use TeleFACTS(R). The Fund's code number is 416.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:


o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU

    RECEIVE THEM.


o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.


INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 700 Central Avenue, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The Fund and Distributors are also located at this address. Investment Counsel is located at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091. Advisers is located at 777 Mariners Island Boulevard, San Mateo, California 94403-7777. You may also contact us by phone at one of the numbers listed below.



                                                                                 (EASTERN TIME)
DEPARTMENT NAME                           TELEPHONE NO.                          (MONDAY  THROUGH FRIDAY)

----------------------------------------- -------------------------------------- -------------------------------------
Shareholder Services                      1-800/632-2301                         8:30 a.m. to 8:00 p.m.

Dealer Services                           1-800/524-4040                         8:30 a.m. to 8:00 p.m.

Fund Information                          1-800/DIAL BEN                         8:30 a.m. to 11:00 p.m.
                                          (1-800/342-5236)                       9:30 a.m. to 5:30 p.m. (Saturday)


Retirement Plan Services                  1-800/527-2020                         8:30 a.m. to 8:00 p.m.


Institutional Services                    1-800/321-8563                         9:00 a.m. to 8:00 p.m.

TDD (hearing impaired)                    1-800/851-0637                         8:30 a.m. to 8:00 p.m.



Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS


1933 ACT -- Securities Act of 1933, as amended

1940 ACT -- Investment Company Act of 1940, as amended

ADVISERS -- Franklin Advisers, Inc., the Fund's sub-advisor

BOARD -- The Board of Trustees of the Trust

CD -- Certificate of deposit

CLASS I AND CLASS II -- Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

CODE -- Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD -- The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC)-- A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS -- Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY -- Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS -- The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP -- Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS -- All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES -- Franklin Templeton Services, Inc., the Fund's administrator

INVESTMENT COUNSEL -- The Fund's investment manager is Templeton Investment Counsel, Inc., through its Global Bond Managers division

INVESTOR SERVICES -- Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS -- Internal Revenue Service

LETTER -- Letter of Intent

MARKET TIMERS -- Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S -- Moody's Investors Service, Inc.

NASD -- National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) -- The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC -- National Securities Clearing Corporation

NYSE -- New York Stock Exchange

OFFERING PRICE -- The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 4.25%.

QUALIFIED RETIREMENT PLANS -- An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES -- Franklin Resources, Inc.

SAI -- Statement of Additional Information

S&P -- Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

SEC -- U.S. Securities and Exchange Commission

SECURITIES DEALER -- A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP -- An employer sponsored  simplified employee pension plan established under section 408(k) of the Code

TELEFACTS(R) -- Franklin Templeton's automated customer servicing system

TRUST COMPANY -- Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. -- United States

WE/OUR/US -- Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

CORPORATE BOND RATINGS

MOODY'S


AAA -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A -- Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P


AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC-- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (--): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

INSTRUCTIONS AND IMPORTANT NOTICE

SUBSTITUTE W-9 INSTRUCTIONS INFORMATION

GENERAL. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

OBTAINING A NUMBER. If you do not have a Social Security Number/Taxpayer Identification Number or you do not know your SSN/TIN, you must obtain Form SS-5 or Form SS-4 from your local Social Security or IRS office and apply for one. If you have checked the "Awaiting TIN" box and signed the certification, withholding will apply to payments relating to your account unless you provide a certified TIN within 60 days.

WHAT SSN/TIN TO GIVE. Please refer to the following guidelines:



ACCOUNT TYPE                        GIVE SSN OF        ACCOUNT TYPE           GIVE EMPLOYER ID # OF

----------------------------------- ------------------ ---------------------- ---------------------------------


o Individual                        Individual         o Trust, Estate,       Trust, Estate, or
                                                         or Pension Plan      Pension Plan Trust
                                                         Trust

----------------------------------- ------------------ ---------------------- ---------------------------------

o Joint Individual                  Owner who          o Corporation,         Corporation,
                                    will be              Partnership, or      Partnership, or
                                    paying tax           other organization   other organization
                                    or
                                    first-named
                                    individual

----------------------------------- ------------------ ---------------------- ---------------------------------

o Unif. Gift/                       Minor              o Broker nominee       Broker nominee
  Transfer to Minor

----------------------------------- ------------------ ---------------------- ---------------------------------

o Sole Proprietor                   Owner of
                                    business

----------------------------------- ------------------ ---------------------- ---------------------------------

o Legal Guardian                    Ward,
                                    Minor, or
                                    Incompetent

----------------------------------- ------------------ ---------------------- ---------------------------------

EXEMPT RECIPIENTS. Please provide your TIN and check the "Exempt Recipient" box if you are an exempt recipient. Exempt recipients include:

A corporation                                A real estate investment trust

A financial institution                      A common trust fund operated by
                                             a bank under section 584(a)

An organization exempt from tax under        An exempt charitable  remainder
section 501(a), or an individual             trust or a non-exempt trust
retirement plan                              described in section 4947(a)(1)


A registered dealer in securities or         An entity registered atall
commodities registered in the U.S. or        times under the Investment
 a U.S. possession                           Company Act of 1940




IRS PENALTIES. If you do not supply us with your SSN/TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report certain income on your federal income tax return, you will be treated as negligent and subject to an IRS 20% penalty on any underpayment of tax attributable to such negligence, unless there was reasonable cause for the resulting underpayment and you acted in good faith. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

SUBSTITUTE W-8 INSTRUCTIONS INFORMATION

EXEMPT FOREIGN PERSON. Check the "Exempt Foreign Person" box if you qualify as a non-resident alien or foreign entity that is not subject to certain U.S. information return reporting or to backup withholding rules. Dividends paid to your account may be subject to withholding of up to 30%. You are an "Exempt Foreign Person" if you are not (1) a citizen or resident of the U.S., or (2) a U.S. corporation, partnership, estate, or trust. In the case of an individual, an "Exempt Foreign Person" is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 days during the current calendar year will still be treated as an "Exempt Foreign Person," provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). In addition, lawful permanent residents or green card holders may not be treated as "Exempt Foreign Persons." If you are an individual or an entity, you must not now be, or at this time expect to be, engaged in a U.S. trade or business with respect to which any gain derived from transactions effected by the Fund/Payer during the calendar year is effectively connected to the U.S. (or your transactions are exempt from U.S. taxes under a tax treaty).

PERMANENT ADDRESS. The Shareholder Application must contain your permanent address if you are an "Exempt Foreign Person." If you are an individual, provide your permanent address. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the address of your permanent residence or the principal office of any fiduciary.

NOTICE OF CHANGE IN STATUS. If you become a U.S. citizen or resident after you have provided certification of your foreign status, or if you cease to be an "Exempt Foreign Person," you must notify the Fund/Payer within 30 days of your change in status. Reporting will then begin on the account(s) listed, and backup withholding may also begin unless you certify to the Fund/Payer that (1) the taxpayer identification number you have given is correct, and (2) the Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain interest or dividend income. You may use Form W-9, "Payer's Request for Taxpayer Identification Number and Certification," to make these certifications. If an account is no longer active, you do not have to notify a Fund/Payer or broker of your change in status unless you also have another account with the same Fund/Payer that is still active. If you receive interest from more than one Fund/Payer or have dealings with more than one broker or barter exchange, file a certificate with each. If you have more than one account with the same Fund/Payer, the Fund/Payer may require you to file a separate certificate for each account.

WHEN TO FILE. File these certifications with the Fund before a payment is made to you, unless you have already done this in either of the two preceding calendar years.

HOW OFTEN YOU MUST FILE. This certificate generally remains in effect for three calendar years. A Fund/Payer or broker, however, may require that a new certificate be filed each time a payment is made. On joint accounts for which each joint owner is a foreign person, each must provide a certification of foreign status.

                   RESOLUTION SUPPORTING AUTHORITY OF
                   CORPORATE /ASSOCIATION SHAREHOLDER
-----------------------------------------------------------------------------

INSTRUCTION:

It will be necessary for corporate/association shareholders to provide a certified copy of a resolution or other certificate of authority supporting the authority of designated officers of the corporation/association to issue oral and written instruction on behalf of the corporation/association for the purchase, sale (redemption), transfer and/or exchange of Franklin Templeton Fund shares. You may use the following form of resolution or you may prefer to use your own.

CERTIFIED COPY OF RESOLUTION (Corporation or Association)

The undersigned hereby certifies and affirms that he/she is the duly elected ________________________ of ____________________ a _________________________
Title                         Corporate Name           Type of  Organization

organized  under   the   laws  of  the   State  of-----------------------
                                                       State
and that the following is a true and correct copy of a resolution adopted by the Board of Directors by unanimous written consent (a copy of which is attached) or at a meeting duly called and held on _____________________, 19___.

    "RESOLVED, that___________________________________________________________
                          Name of Corporation/Association
    (the "Company") is authorized to invest the Company's assets in one or more investment companies (mutual funds) whose shares are distributed by Franklin/Templeton Distributors, Inc.("Distributors"). Each such investment company, or series thereof, is referred to as a "Franklin Templeton Fund" or "Fund."

    FURTHER  RESOLVED,  that  any  (enter  number)   __________________  of  the
    following officers of this Company (acting alone, if one, or acting together, if more than one) is/are authorized to issue oral or written instructions (including the signing of drafts in the case of draft accessed money fund accounts) on behalf of the Company for the purchase, sale (redemption), transfer and/or exchange of Fund shares and to execute any Fund application(s) and agreements pertaining to Fund shares registered or to be registered to the Company (referred to as a "Company Instruction"); and, that this authority shall continue until Franklin/Templeton Investor Services, Inc. ("Investor Services") receives written notice of revocation or amendment delivered by registered mail. The Company's officers authorized to act on behalf of the Company under this resolution are (enter officer titles only):_____________________________________________________________________
    ---------------------------------------------------------------------------
    --------------------------------------------------------------------------

    (referred to as the "Authorized Officers").

    FURTHER RESOLVED, that Investor Services may rely on the most recently provided incumbency certificate delivered by the Company to Investor
    Services to identify those individuals who are the incumbent Authorized Officers and that Investor Services shall have no independent duty to determine if there has been any change in the individuals serving as incumbent Authorized Officers.

    FURTHER RESOLVED, that the Company ("Indemnitor") undertakes and agrees to indemnify and hold harmless Distributors, each affiliate of Distributors, each Franklin Templeton Fund and their officers, employees and agents (referred to hereafter collectively as the "Indemnitees") from and against any and all liability, loss, suits, claims, costs, damages and expenses of whatever amount and whatever nature (including without limitation reasonable attorneys' fees, whether for consultation and advice or representation in litigation at both the trial and appellate level) any indemnitee may sustain or incur by reason of, in consequence of, or arising from or in connection with any action taken or not taken by an Indemnitee in good faith reliance on a Company Instruction given as authorized under this resolution."

The undersigned further certifies that the below named persons, whose signatures appear opposite their names, are the incumbent Authorized Officers (as that term is defined in the above resolution) who have been duly elected to the office identified beside their name(s) (attach additional list if necessary).

                                         X
----------------------------------      -------------------------------------
Name/title (please print or type)        Signature
                                        X
----------------------------------      -------------------------------------
Name/title (please print or type)       Signature
                                        X
----------------------------------      -------------------------------------
Name/title (please print or type)       Signature
                                        X
----------------------------------      -------------------------------------
Name/title (please print or type)       Signature

Certified from minutes

X
Signature
------------------------------------------------
Name/title (please print or type)
CORPORATE SEAL (if appropriate)

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST CALL 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH




Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller

 Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund


GLOBAL GROWTH AND INCOME


Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton

 Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund

Templeton Growth and Income Fund


GLOBAL INCOME


Franklin Global Government
Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High
 Income Currency Fund
Templeton Americas
 Government Securities Fund

GROWTH

Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
 Franklin Gold Fundd
Franklin Growth Fund

Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund


GROWTH AND INCOME


Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund Franklin Convertible Securities Fund Franklin Equity Income Fund Franklin Income Fund Franklin MicroCap Value Fund Franklin Natural Resources Fund Franklin Real Estate Securities Fund Franklin Rising Dividends Fund Franklin Strategic Income Fund Franklin Utilities Fund Franklin Value Fund Mutual Beacon Fund Mutual Qualified Fund Mutual Shares Fund Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton
Conservative Target Fund
Franklin Templeton
Moderate Target Fund
Franklin Templeton
Growth Target Fund


INCOME

Franklin Adjustable Rate
 Securities Fund

Franklin Adjustable U.S.
Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment
Grade Income Fund
Franklin Short-Intermediate U.S.
Government Securities Fund
Franklin U.S. Government
Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

CORPORATIONS

Franklin Corporate Qualified
Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS
SEEKING TAX-FREE INCOME

Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**


VARIABLE ANNUITIES+

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
(an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio  of insured  municipal
securities.


+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

FGF02/97           [LOGO] Printed on recycled paperTL416 P 08/97

TEMPLETON AMERICAS                                       ----------------
GOVERNMENT SECURITIES FUND                               BULK RATE
                                                         U.S. Postage
                                                         PAID
                                                         So. San
P.O. Box 33031                                           Francisco, CA
St. Petersburg, FL 33733-8031                            Permit No. 655
-----------------------------                            ----------------












TL416 P 08/97     [LOGO] Printed on recycled paper